Exhibit 10.2
AMENDMENT NO. 3 TO
FINANCING AGREEMENT
     THIS AMENDMENT NO. 3 TO FINANCING AGREEMENT (“Amendment”), dated this 28th day of September, 2005, made by and among
     AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation (“AID”), BRICE MANUFACTURING COMPANY, INC., a California corporation (“Brice”), TIMCO AVIATION SERVICES, INC., a Delaware corporation (“Parent”), TIMCO ENGINE CENTER, INC., a Delaware corporation (“Engine”), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation (“Engineered Systems”), and TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation (“TIMCO”; AID, Brice, Parent, Engine, Engineered Systems and TIMCO being collectively called the “Borrowers” and individually, a “Borrower”);
     AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation (“Distribution Services”), AVIATION SALES LEASING COMPANY, a Delaware corporation (“Leasing”), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation (“Property Management”), AVS/CAI, INC., a Florida corporation (“AVS/CAI”), AVS/M-1, INC., a Delaware corporation (“AVS/M-1”), AVS/M-2, INC., a Delaware corporation (“AVS/M-2”), AVS/M-3, INC., an Arizona corporation (“AVS/M-3”), AVSRE, L.P., a Delaware limited partnership (“AVSRE”), HYDROSCIENCE, INC., a Texas corporation (“Hydroscience”), TMAS/ASI, INC., an Arkansas corporation (“TMAS/ASI”), and WHITEHALL CORPORATION, a Delaware corporation (“Whitehall”; Distribution Services, Leasing, Property Management, AVS/CAI, AVS/M-1, AVS/M-2, AVS/M-3, AVSRE, Hydroscience, TMAS/ASI and Whitehall being collectively called the “Guarantors” and, individually, a “Guarantor”; and the Borrowers and the Guarantors being collectively called the “Companies” and, individually, a “Company”);
     THE CIT GROUP/BUSINESS CREDIT, INC., in its capacity as collateral and administrative agent for the Lenders (“Agent”); and
     THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, and WELLS FARGO FOOTHILL, LLC, a California limited liability company (collectively, the “Lenders” and, individually, a “Lender”)
which amends that certain Financing Agreement, dated April 5, 2004, as amended by Amendment No. 1 thereto, dated July 20, 2004, and by Amendment No. 2 thereto, dated April 8, 2005 (the Financing Agreement, as amended, modified, supplemented or restated from time to time, being hereinafter referred to as the “Financing Agreement”), among the Borrowers, the Guarantors, the Agent and the Lenders. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Financing Agreement.

RECITALS
     A. Pursuant to the Financing Agreement, upon the terms and subject to the conditions contained therein, the Lenders have agreed to make loans and extend credit to and for the benefit of the Borrowers secured by the Collateral.
     B. The Borrowers have requested that the Agent and the Lenders amend Section 7.10(c) of the Financing Agreement to change the required covenant for the four fiscal quarters ending September 30, 2005.
     C. The Agent and the Lenders have agreed with such request and, to accomplish the foregoing, the Borrowers, the Agent and the Lenders have agreed to make and execute this Amendment and the Guarantors have agreed to grant their consent to such amendment to the Financing Agreement.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, each Borrower, each Guarantor, the Agent and each Lender hereby agree as follows:
ARTICLE I
AMENDMENT TO FINANCING AGREEMENT
     1.1 Financial Covenant. Effective on the date of the execution of this Amendment by each of the parties hereto, Section 7.10(c) of the Financing Agreement is amended in its entirety to read as follows:
“(c)	Maintain a ratio of (i) the sum of Indebtedness as of such date minus PIK Subordinated Debt as of such date to (ii) EBITDA for the four (4) Fiscal Quarters then ending of not more than the ratio set forth below for the applicable period:

Period	Ratio

Fiscal Quarter ending September 30, 2005	6.0 to 1.0
Fiscal Quarter ending December 31, 2005	4.5 to 1.0
Fiscal Quarter ending March 31, 2006	4.3 to 1.0
Fiscal Quarter ending June 30, 2006	4.3 to 1.0
Fiscal Quarter ending September 30, 2006	4.3 to 1.0
Fiscal Quarter ending December 31, 2006	4.3 to 1.0
Fiscal Quarter ending March 31, 2007	4.0 to 1.0
Fiscal Quarter ending June 30, 2007	4.0 to 1.0

Period	Ratio

Fiscal Quarter ending September 30, 2007	4.0 to 1.0
Fiscal Quarter ending December 31, 2007	4.0 to 1.0
     1.2 Amendment Fee. Effective on the execution of this Amendment by the Companies, the Financing Agreement is amended by adding the following new Section 8.20 to the Financing Agreement as follows:
     ”8.20 To induce the Agent and the Lenders to enter into the Amendment No. 3 to this Financing Agreement, the Companies shall pay to the Agent, for the benefit of the Lenders, an Amendment Fee in the amount of $40,000, which shall be fully earned and nonrefundable upon execution of the Amendment No. 3 to this Financing Agreement by the Companies.”
ARTICLE II
MODIFICATION OF LOAN DOCUMENTS;
CONSENT BY GUARANTORS
     2.1 Modification of Loan Documents. The Financing Agreement and each of the other Loan Documents are amended to provide that any reference therein to the Financing Agreement or any of the other Loan Documents shall mean, unless otherwise specifically provided, the Financing Agreement and the other Loan Documents as amended hereby, and as further amended, restated, supplemented or modified from time to time.
     2.2 Consent by Guarantors. Each Guarantor hereby consents to, and agrees to be bound by, (a) each of the amendments to the Financing Agreement and the other Loan Documents as set forth herein, and (b) the other agreements set forth herein.
ARTICLE III
REPRESENTATIONS, WARRANTIES
AND ACKNOWLEDGMENTS
     Each Borrower and each Guarantor hereby represents and warrants to the Agent and the Lenders that, as of the date hereof:
     3.1 Compliance with the Financing Agreement and Other Loan Documents. The Companies are in compliance with all of the terms and provisions set forth in the Financing Agreement and in the other Loan Documents to be observed or performed by any Company.
     3.2 Representations in Financing Agreement and other Loan Documents. Each Borrower and each Guarantor represents and warrants that their respective representations and warranties set forth in the Financing Agreement and the other Loan Documents to which such Borrower or such Guarantor is a party are true and correct in all material respects except for changes in the nature of such Borrower’s or such Guarantor’s business or operations which have occurred after the Closing Date so long as the Agent or the Required Lenders as required by the Financing Agreement has or have consented to such changes, or such changes are not prohibited by the terms of the Financing Agreement.
     3.3 No Default or Event of Default. No Default or Event of Default exists.
     3.4 Outstanding Obligations. Each Company hereby acknowledges and agrees that, as of the close of business on September 20, 2005, the principal balance of the Obligations outstanding under the Financing Agreement is in the sum of $25,391,203.29, consisting of unpaid Revolving Loans in the amount of $8,721,295.92, an unpaid balance on the Term Loan in the amount of $5,236,364.00, and $11,433,543.37 in Letter of Credit Obligations and Letter of Credit Guaranties are outstanding, and that all of such Obligations outstanding are owed to the Agent and the Lenders without any offset, deduction, defense or counterclaim of any nature.
ARTICLE IV
GENERAL
     4.1 Full Force and Effect. As expressly amended hereby, the Financing Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Financing Agreement, “hereinafter”, “hereto”, “hereof” or words of similar import, shall, unless the context otherwise requires, mean the Financing Agreement as amended by this Amendment.
     4.2 Applicable Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.
     4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.
     4.4 Expenses. The Borrowers shall reimburse the Agent and the Lenders for all reasonable legal fees and expenses, and other fees and expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.
     4.5 Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.
     4.6 Waiver of Jury Trial. TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW, EACH COMPANY, THE AGENT AND EACH LENDER EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH COMPANY HEREBY IRREVOCABLY

WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL THE AGENT OR ANY LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered UNDER SEAL on the date first above written.

AIRCRAFT INTERIOR DESIGN, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

BRICE MANUFACTURING COMPANY, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

TIMCO AVIATION SERVICES, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

TIMCO ENGINE CENTER, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

TIMCO ENGINEERED SYSTEMS, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

TRIAD INTERNATIONAL MAINTENANCE CORPORATION

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

AVIATION SALES DISTRIBUTION SERVICES COMPANY

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

AVIATION SALES LEASING COMPANY

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

AVIATION SALES PROPERTY MANAGEMENT CORP.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

AVS/CAI, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

AVS/M-1, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

AVS/M-2, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

AVS/M-3, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

AVSRE, L.P.

By:	Aviation Sales Property Management Corp., its general partner

	By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

HYDROSCIENCE, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

TMAS/ASI, INC.

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

WHITEHALL CORPORATION

By:	/s/ Kevin Carter	(SEAL)

Title: Vice President, Treasurer

THE CIT GROUP/BUSINESS CREDIT, INC., as Agent

By:	/s/ Kenneth B. Butler	(SEAL)

Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Kenneth B. Butler	(SEAL)

Title: Vice President

WELLS FARGO FOOTHILL, LLC, as a Lender

By:	/s/ Dennis King	(SEAL)

Title: Vice President